INVESTMENT GRADE

                                                        MUNICIPAL

                                                        INCOME FUND

                                                        (formerly PaineWebber
                                                        Premier Tax-Free
                                                        Income Fund Inc.)













                                                        Annual Report

                                                        September 30, 1995









          PaineWebber
          We invest in relationships.


(C)1995 PaineWebber Incorporated       930423-374

--------------------------------------------------------------------------------

Dear Shareholder,

During the year ended September 30, 1995, the pace of U.S. economic growth slowed in response to the Federal Reserve Board's repeated increases in the benchmark Federal Funds rate, the rate banks charge each other for overnight borrowing. With seven short-term interest rate hikes between February 1994 and February 1995, the Federal Reserve Board raised the Federal Funds rate to 6.0%, and effectively doubled short-term interest rates in twelve months. On July 6, 1995, the Federal Reserve cut the benchmark Federal Funds rate by 0.25%. This decrease, the first in nearly three years, signals that the Federal Reserve Board believes that inflationary pressures have eased enough to accommodate an adjustment in monetary policy from restrictive toward neutral.

MUNICIPAL MARKET OVERVIEW

During the first few months of 1995, the municipal market rebounded strongly from the lows reached in 1994, when the Fed's monetary tightening policy negatively affected municipal securities prices. The predominant theme in the municipal market early in 1995 was the lack of supply in the municipal market place. After years of high volume, new issue supply declined dramatically in 1994. A record $292 billion in new bonds were issued in 1993, while in 1994 new issue supply was reduced to $164 billion. Estimates for new issue supply in 1995 are approximately $144 billion. With fewer bonds entering the market, demand is generally exceeding supply, pushing up the prices of existing bonds.

This positive momentum during the first few months of 1995 culminated in a municipal bond market rally. Unfortunately, two events derailed the market's performance. Continued fall-out from the Orange County, California bankruptcy cast a pall on the market and investors became increasingly nervous about whether or not municipal bonds were secure. In addition, in the spring of 1995, politicians began exploring alternative restructuring ideas for the Federal tax code. Under certain proposals, the benefit of Federal tax-exemption would no longer be enjoyed solely by municipal bonds. If this were to happen, municipal bonds would no longer present as attractive an investment as they are now. As a result, the demand for municipals tapered off. We believe, however, that municipal bonds will continue to be a tax-advantaged product and that other forms of investments will continue to be subject to taxation. Given the nature of the political process, the final results of tax reform will probably not be clear until after the 1996 election. We will monitor this and keep the portfolio responsive to any changing investment environment.

PORTFOLIO REVIEW

Effective August 14, 1995, PaineWebber Premier Tax-Free Income Fund commenced doing business under its trade name, Investment Grade Municipal Income Fund (the "Fund"). The long-term municipal market reached its yield highs and price lows by mid-November 1994. After that, the tenor of the market place changed. Long-term rates started declining and prices rose dramatically and the spread between long- and short-term rates compressed. However, new tax restructuring proposals and continued fallout from the Orange County bankruptcy stalled the municipal market's performance during the last several months. The Fund's total return for the year ended September 30, 1995, based on the Fund's net asset value was 13.50%, while the Fund's total return for the same time period based on

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
the Fund's market value was 12.63%. As of September 30, 1995, the Fund's net asset value per share was $15.73, while its share price on the New York Stock Exchange was $13.00.

The Fund paid dividends from net investment income to common shareholders, which totalled $0.90 per share of common stock during the year ended September 30, 1995. On July 10, 1995, the Fund declared a monthly dividend of $0.075 per common share, a 7.14% increase in the Fund's payout. The Fund's dividends benefitted from Mitchell Hutchins Asset Management Inc. voluntarily waving 0.25% of the 0.90% annualized management fees from June 1 through September 30, 1995. In addition, the Fund's dividends were affected by the decreases in short-term interest rates. As short-term rates decreased, the benefit derived from the Fund's Auction Preferred Shares ("APS") increased, increasing the dividend paid to the Fund's common shareholders.

As you know, the Fund's dividends have benefitted in the past from the use of leverage through the issuance of APS. By investing the proceeds of the APS offering in longer-term municipal bonds, the Fund has been able to earn a spread, the difference between short- and long-term interest rates, over the rate paid on the APS, which is a short-term rate. The amount of the spread, after paying the costs attributable to the APS, increases the income dividends payable to common shareholders. As always, our goal is to provide the best use of leverage for the Fund to the common shareholders.

As of September 30, 1995, the Fund was fully invested in long-term municipal securities with an average maturity of 22 years and was fully diversified. Using the higher of Moody's Investors Service, Inc. or Standard & Poor's ratings, the ratings mix in the portfolio as of September 30, 1995, was as follows:


                Cash equivalents,
                prerefunded bonds,
                and AAA or Aaa         35.5%

                AA or Aa               30.1%

                BBB or Baa              5.2%

                A1/A+                   2.0%

                A or A                 27.2%


The largest percentages of the Fund's net assets as of September 30, 1995 were invested in securities of Illinois, 14.5%; Texas, 12.4%; and New York, 12.4%, issuers. As of September 30, 1995, three of the largest sector holdings were water, 18.2%; power, 17.5%; and hospitals, 14.1%.

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                                       2

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Going forward, our outlook is one of cautious optimism. The Federal Reserve
Board appears to have engineered a "soft landing" - a slowdown in economic growth without a decline into recession. If the Fed has been successful, it appears as though the direction of short-term interest rates will continue to decline. In addition, we believe the fundamentals are favorable for municipal bonds. With low new issue supply expected for the remainder of 1995, the probable supply/demand imbalance is favorable. While all the talk about flat tax proposals may make for interesting conversation for the remainder of 1995 and the election year, we believe it is unlikely to pass through the legislature and into law. Our long-term outlook is for strength in the municipal market after the domestic economic picture becomes clearer.

We value you as a shareholder and as a client, and thank you for your continued support. We welcome any comments or questions you may have.

Sincerely,
  /s/ Gregory W. Serbe



GREGORY W. SERBE
Managing Director,
  Mitchell Hutchins Asset Management Inc.
Portfolio Manager,
  Investment Grade Municipal Income Fund

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                                       3

Investment Grade Municipal Income Fund
--------------------------------------------------------------------------------
Portfolio of Investments
September 30, 1995
--------------------------------------------------------------------------------
LONG-TERM MUNICIPAL BONDS--95.40%
--------------------------------------------------------------------------------

PRINCIPAL                                       MOODY'S         S&P
  AMOUNT                                         RATING        RATING           MATURITY            INTEREST
  (000)                                       (UNAUDITED)   (UNAUDITED)          DATES               RATES            VALUE
----------                                    ------------  ------------  --------------------   --------------    ------------
ALASKA--2.89%
   $ 6,540  Valdez Marine Terminal
             British Petroleum Co.
              Sohio Pipeline Project........       A1           AA-             12/01/25             7.000%        $  7,019,709
                                                                                                                   ------------
CALIFORNIA--1.44%
     3,500  California Public Works Board
             California State University....       A             A-             09/01/16             6.250            3,487,575
                                                                                                                   ------------
COLORADO--0.65%
     1,500  Denver City & County
             Excise Tax Revenue Bonds
             (MBIA Insured).................      Aaa           AAA             09/01/14             6.500            1,575,885
                                                                                                                   ------------
CONNECTICUT--4.08%
     9,650  Connecticut Housing Finance            Aa            AA       05/15/14 to 11/15/23       6.200 to         9,916,222
             Authority......................                                                         6.750         ------------

GEORGIA--0.21%
       500  Municipal Electric Authority of
             Georgia........................       A             A              01/01/16             6.375              501,145
                                                                                                                   ------------
ILLINOIS--14.51%
     1,000  Illinois Educational Facilities
             Authority Northwestern
             University (Pre-refunded with
             U.S. Government Securities to
              12/01/01 @ $102)..............       NR           AA-             12/01/21             6.900            1,137,380
     3,000  Illinois Health Facilities
             Authority
              Glen Oaks Hospital............      Baa1          BBB             11/15/19             7.000            3,025,560
     3,000  Illinois Health Facilities
             Authority
              Hinsdale Hospital.............      Baa1          BBB             11/15/19             7.000            3,025,560
     1,890  Illinois Toll & Highway
             Authority
              (FGIC Insured)................      Aaa           AAA             01/01/16             6.200            1,910,979
     7,380  Chicago Gas Supply People's
             Gas............................      Aa3           AA-             03/01/15             6.875            7,918,445
     4,000  Chicago Water Works.............       A1            A+             11/15/19             6.000            3,949,400
    11,600  Metropolitan Pier & Exposition
             Authority......................       A             A+             06/15/27             6.500           11,756,600
     2,650  University of Illinois..........       Aa           AA-             04/01/22             5.750            2,525,503
                                                                                                                   ------------
                                                                                                                     35,249,427
                                                                                                                   ------------
INDIANA--10.75%
     6,750  Indiana Transportation Financing
             Authority......................       A             A              11/01/16             6.250            6,733,732
     6,000  Indianapolis Gas Utility (FGIC
             Insured).......................      Aaa           AAA             06/01/23             6.200            6,071,400
     2,000  Indianapolis Local Public
             Improvement
              Bond Bank.....................       Aa           AA-             07/01/10             6.000            2,068,380
     4,000  Marion County Hospital Authority
             Methodist Hospital of
              Indiana.......................       Aa           AA-             09/01/13             6.500            4,179,080
     5,725  Petersburg County Pollution
             Control Indianapolis Power &
            Light Company...................      Aa2           AA-             12/01/24             6.625            5,998,312
     1,000  Purdue University...............       Aa           AA-             07/01/15             6.700            1,066,280
                                                                                                                   ------------
                                                                                                                     26,117,184
                                                                                                                   ------------

Investment Grade Municipal Income Fund
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 LONG-TERM MUNICIPAL BONDS--(CONTINUED)
--------------------------------------------------------------------------------

PRINCIPAL                                       MOODY'S         S&P
  AMOUNT                                         RATING        RATING           MATURITY            INTEREST
  (000)                                       (UNAUDITED)   (UNAUDITED)          DATES               RATES            VALUE
----------                                    ------------  ------------  --------------------   --------------    ------------
KENTUCKY--3.33%
    $7,750  Boone County Pollution Control
             Dayton Power & Light Co. ......      Aa3           AA-             11/15/22             6.500%        $  8,084,955
                                                                                                                   ------------
MASSACHUSETTS--7.54%
     8,500  Massachusetts Bay Transportation
             Authority......................       A1            A+             03/01/23             6.100            8,499,490
     6,000  Massachusetts Water Resources
             Authority (Pre-refunded with
             U.S. Government Securities to
              07/15/02 @ $102)..............      Aaa           AAA             07/15/21             6.500            6,735,060
     2,750  Massachusetts Water Resources
             Authority (Pre-refunded with
             U.S. Government Securities to
              12/01/01 @ $102)..............      Aaa           AAA             12/01/19             6.500            3,077,167
                                                                                                                   ------------
                                                                                                                     18,311,717
                                                                                                                   ------------
NEVADA--2.91%
     6,750  Clark County Pollution Control
             Nevada Power (FGIC Insured)....      Aaa           AAA             06/01/19             6.600            7,061,648
                                                                                                                   ------------
NEW YORK--12.37%
     6,000  New York State Local Government
             Assistance Corp................       A             A              04/01/21             6.250            6,055,020
     5,350  New York State Local Government
             Assistance Corp. (Pre-refunded
             with U.S. Government Securities
              to 04/01/02 @ $102)...........      Aaa           AAA             04/01/21             6.750            6,086,214
     1,500  New York State Medical Care
             Facilities
              (FHA Insured).................       NR           AAA             02/15/31             6.600            1,550,115
     6,150  New York City General                 Baa1          BBB+      02/01/16 to 08/01/17       7.000            6,390,878
             Obligation.....................
    10,070  New York City Municipal Water          A             A-       06/15/17 to 06/15/21   6.000 to 6.250       9,973,603
             Finance........................
                                                                                                                   ------------
                                                                                                                     30,055,830
                                                                                                                   ------------
NORTH CAROLINA--2.12%
     2,700  North Carolina Eastern Municipal
             Power Agency...................       A            BBB+            01/01/21             6.400            2,643,408
     2,550  North Carolina Municipal Power
             Agency Catawba Electric
              Revenue.......................       A             A-             01/01/17             6.250            2,511,368
                                                                                                                   ------------
                                                                                                                      5,154,776
                                                                                                                   ------------
PENNSYLVANIA--0.49%
     1,190  Philadelphia Hospitals and
            Higher Educational Facilities
            Authority Chestnut Hill
             Hospital.......................       A             A-             11/15/22             6.500            1,194,748
                                                                                                                   ------------
RHODE ISLAND--2.57%
     6,175  Rhode Island Housing Finance....       Aa           AA+             04/01/27             6.500            6,237,738
                                                                                                                   ------------

Investment Grade Municipal Income Fund
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
LONG-TERM MUNICIPAL BONDS--(CONCLUDED)
--------------------------------------------------------------------------------

PRINCIPAL                                       MOODY'S         S&P
  AMOUNT                                         RATING        RATING           MATURITY            INTEREST
  (000)                                       (UNAUDITED)   (UNAUDITED)           DATE                RATE            VALUE
----------                                    ------------  ------------  --------------------   --------------    ------------
SOUTH CAROLINA--5.03%
    $5,035  South Carolina Public Service
             Authority
             Santee Cooper (Pre-refunded
             with U.S. Government Securities
              to 07/01/02 @ $102)...........      Aaa           AAA             07/01/31             6.625%        $  5,685,472
     6,290  Richland County Pollution
             Control Union Camp. ...........       A1            A-             11/01/20             6.550            6,520,214
                                                                                                                   ------------
                                                                                                                     12,205,686
                                                                                                                   ------------
TEXAS--12.42%
     5,000  Texas Health Facilities
             Development Corp.
             All Saints Episcopal Hospital
             (MBIA Insured).................      Aaa           AAA             08/15/22             6.250            5,138,500
     4,000  Coastal Bend Health Facilities
             Incarnate Word Health System
             (AMBAC Insured)................      Aaa           AAA             01/01/17             6.300            4,089,440
     4,750  Harris County
             Subordinated Lien Revenue......       Aa           AA+             08/01/14             6.750            5,074,947
       915  Harris County Toll Road
             Authority
              Senior Lien (AMBAC Insured)...      Aaa           AAA             08/15/17             6.500              963,413
     1,000  Houston Water & Sewer System....       A             A              12/01/14             6.375            1,024,620
     6,575  Houston Water & Sewer System
            (AMBAC Insured).................      Aaa           AAA             12/01/17             6.375            6,795,920
     6,750  Sabine River Authority Pollution
             Control
             (FGIC Insured).................      Aaa           AAA             10/01/22             6.550            7,086,690
                                                                                                                   ------------
                                                                                                                     30,173,530
                                                                                                                   ------------


VIRGINIA--4.38%
     4,500  Virginia Beach Development
             Authority
              Sentara Bayside Hospital......       Aa            AA             11/01/21             6.300            4,567,905
     5,815  Virginia Transportation Board
             Revenue
              Route 28 Project..............       Aa            AA             04/01/18             6.500            6,077,198
                                                                                                                   ------------
                                                                                                                     10,645,103
                                                                                                                   ------------
WASHINGTON--4.91%
     4,500  Metropolitan Seattle Sewer (MBIA
             Insured).......................      Aaa           AAA             01/01/33             6.300            4,584,690
     6,625  Metropolitan Seattle Sewer
             (Pre-refunded with U.S.
             Government Securities to
              01/01/00 @ $102)..............      Aaa           AA-             01/01/31             6.875            7,342,620
                                                                                                                   ------------
                                                                                                                     11,927,310
                                                                                                                   ------------
WISCONSIN--2.80%
     6,750  Wisconsin Health and Educational
             Facilities Authority Sisters of
             Sorrowful Mother Health Care
              System (MBIA Insured).........      Aaa           AAA             06/01/20             6.250            6,805,350
                                                                                                                   ------------
TOTAL LONG-TERM MUNICIPAL BONDS
 (cost--$222,290,531).......................                                                                        231,725,538
                                                                                                                   ------------

Investment Grade Municipal Income Fund
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
SHORT-TERM MUNICIPAL NOTES--2.92%
--------------------------------------------------------------------------------

PRINCIPAL                                       MOODY'S         S&P
  AMOUNT                                         RATING        RATING           MATURITY            INTEREST
  (000)                                       (UNAUDITED)   (UNAUDITED)           DATE                RATE            VALUE
----------                                    ------------  ------------  --------------------   --------------    ------------
FLORIDA--0.95%
    $2,300  Hillsborough County Pollution
             Control*.......................     VMIG1          A-1+            05/15/18             4.500%        $  2,300,000
                                                                                                                   ------------
WYOMING--1.97%
     4,800  Lincoln County Pollution
             Control* (Exxon)...............     VMIG1          A-1+            11/01/14             4.600            4,800,000
                                                                                                                   ------------
TOTAL SHORT-TERM MUNICIPAL NOTES
 (cost--$7,100,000).........................                                                                          7,100,000
                                                                                                                   ------------
TOTAL INVESTMENTS
 (cost--$229,390,531)--98.32%...............                                                                        238,825,538
Other assets in excess of
 liabilities--1.68%.........................                                                                          4,079,997
                                                                                                                   ------------
NET ASSETS--100.00%.........................                                                                       $242,905,535
                                                                                                                   ============


------------
* Variable rate demand notes are payable on demand. The maturity dates shown are the stated maturities; the interest rates shown are the current rates as of September 30, 1995 and reset daily.
 AMBAC--American Municipal Bond Assurance Corporation
 FGIC--Financial Guaranty Insurance Company
 FHA--Federal Housing Authority
 MBIA--Municipal Bond Insurance Association
 NR--Not Rated

                 See accompanying notes to financial statements

Investment Grade Municipal Income Fund
--------------------------------------------------------------------------------
Statement of Assets and Liabilities
September 30, 1995
--------------------------------------------------------------------------------

ASSETS

   Investments in securities, at value (cost--$229,390,531).....................   $238,825,538
   Cash.........................................................................         76,715
   Interest receivable..........................................................      4,375,052
   Deferred organizational expenses.............................................         80,642
                                                                                   ------------
      Total assets..............................................................    243,357,947
                                                                                   ------------

LIABILITIES
   Payable to investment adviser and administrator..............................        129,843
   Dividends payable to preferred shareholders..................................        129,182
   Accrued expenses and other liabilities.......................................        193,387
                                                                                   ------------
      Total liabilities.........................................................        452,412
                                                                                   ------------

NET ASSETS
   Auction Preferred Shares Series A & B-1,600 non-participating shares authorized, issued and outstanding; $0.001 par value; $50,000 liquidation
       value....................................................................     80,000,000
                                                                                   ------------
   Common Stock--$0.001 par value; total authorized shares--199,998,400;
     10,356,667 shares issued and outstanding...................................         10,357
   Paid in capital in excess of par value of common shares......................    153,663,783
   Undistributed net investment income..........................................        246,758
   Accumulated net realized losses from investment transactions.................       (450,370)
   Net unrealized appreciation of investments...................................      9,435,007
                                                                                   ------------
      Net assets applicable to common shareholders..............................    162,905,535
                                                                                   ------------
      Total net assets..........................................................   $242,905,535
                                                                                   ============

      Net asset value per common share ($162,905,535 applicable to 10,356,667
        common shares outstanding)..............................................         $15.73
                                                                                          =====

                 See accompanying notes to financial statements

Investment Grade Municipal Income Fund
--------------------------------------------------------------------------------
Statement of Operations
For the Year Ended September 30, 1995
--------------------------------------------------------------------------------

INVESTMENT INCOME:

   Interest.....................................................................   $14,830,669
                                                                                   -----------
EXPENSES:
   Investment advisory and administration.......................................     2,116,761
   Auction Preferred Shares expenses............................................       269,819
   Custody and accounting.......................................................       125,040
   Reports and notices to shareholders..........................................       112,353
   Legal and audit..............................................................        99,812
   Amortization of organizational expenses......................................        38,094
   Transfer agency and service fees.............................................        17,821
   Directors' fees..............................................................        11,000
   Other expenses...............................................................        30,644
                                                                                   -----------
                                                                                     2,821,344
Less: Fee waivers from adviser..................................................      (202,433)
                                                                                   -----------
Net expenses....................................................................     2,618,911
                                                                                   -----------
NET INVESTMENT INCOME...........................................................    12,211,758
                                                                                   -----------

REALIZED AND UNREALIZED GAINS (LOSSES) FROM INVESTMENT ACTIVITIES:
   Net realized losses from investment transactions.............................      (447,179)
   Net change in unrealized appreciation/depreciation of investments............    11,192,984
                                                                                   -----------
NET REALIZED AND UNREALIZED GAINS FROM INVESTMENT ACTIVITIES....................    10,745,805
                                                                                   -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS............................   $22,957,563
                                                                                   ===========


                 See accompanying notes to financial statements

Investment Grade Municipal Income Fund
--------------------------------------------------------------------------------
Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                          For the Years Ended
                                                                             September 30,
                                                                      ----------------------------
                                                                          1995            1994
                                                                      ------------    ------------
FROM OPERATIONS:

  Net investment income...........................................   $ 12,211,758    $ 12,102,474
   Net realized gains (losses) from investment transactions........       (447,179)        175,219
   Net change in unrealized appreciation/depreciation of
    investments....................................................     11,192,984     (23,797,805)
                                                                      ------------    ------------
   Net increase (decrease) in net assets resulting from
    operations.....................................................     22,957,563     (11,520,112)
                                                                      ------------    ------------

DIVIDENDS AND DISTRIBUTIONS FROM:
   Net investment income--common stockholders......................     (9,323,071)    (10,103,964)
   Net investment income--preferred stockholders...................     (3,134,892)     (2,208,428)
   Net realized gains from investment transactions-common
    stockholders...................................................        --             (187,456)
   Net realized gains from investment transactions-preferred
    stockholders...................................................        --              (40,160)
                                                                      ------------    ------------
      Total dividends and distributions to stockholders............    (12,457,963)    (12,540,008)
                                                                      ------------    ------------
   Net increase (decrease) in net assets...........................     10,499,600     (24,060,120)

NET ASSETS:
   Beginning of year...............................................    232,405,935     256,466,055
                                                                      ------------    ------------
   End of year (including undistributed net investment income of
     $246,758 and $492,963, respectively)..........................   $242,905,535    $232,405,935
                                                                      ============    ============


                 See accompanying notes to financial statements

Investment Grade Municipal Income Fund
--------------------------------------------------------------------------------
Statement of Cash Flows
For the Year Ended September 30, 1995
--------------------------------------------------------------------------------

CASH FLOWS PROVIDED BY OPERATING ACTIVITIES:

   Interest received............................................................   $ 14,701,368
   Expenses paid (net of fee waivers)...........................................     (2,510,358)
   Purchase of short-term portfolio investments, net............................     (2,600,000)
   Purchase of long-term portfolio investments..................................    (16,307,352)
   Sale of long-term portfolio investments......................................     19,218,077
                                                                                   ------------
   Net cash provided by operating activities....................................     12,501,735
                                                                                   ------------
CASH FLOWS USED FOR FINANCING ACTIVITIES:
   Dividends paid from net investment income to common stockholders.............     (9,323,071)
   Dividends paid from net investment income to preferred stockholders..........     (3,112,800)
                                                                                   ------------
   Net cash used for financing activities.......................................    (12,435,871)
                                                                                   ------------
NET INCREASE IN CASH............................................................         65,864
CASH AT BEGINNING OF PERIOD.....................................................         10,851
                                                                                   ------------
CASH AT END OF PERIOD...........................................................   $     76,715
                                                                                   ============

RECONCILIATION OF NET INCREASE IN NET ASSETS RESULTING
 FROM OPERATIONS TO NET CASH PROVIDED BY OPERATING ACTIVITIES
   Net increase in net assets resulting from operations.........................   $ 22,957,563
                                                                                   ------------
   Decrease in cost of investments..............................................        731,405
   Net change in unrealized appreciation/depreciation of investments............    (11,192,984)
   Increase in interest receivable..............................................       (102,802)
   Amortization of organizational expenses......................................         38,094
   Decrease in payable to investment adviser and administrator..................        (44,333)
   Increase in accrued expenses and other liabilities...........................        114,792
                                                                                   ------------
      Total adjustments.........................................................    (10,455,828)
                                                                                   ------------
   Net cash provided by operating activities....................................   $ 12,501,735
                                                                                   ============


                 See accompanying notes to financial statements

Investment Grade Municipal Income Fund
--------------------------------------------------------------------------------
Notes to Financial Statements

--------------------------------------------------------------------------------

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Investment Grade Municipal Income Fund (formerly PaineWebber Premier Tax-Free Income Fund Inc.) (the "Fund") was incorporated in Maryland on August 6, 1992 as a closed-end, diversified management investment company. Effective August 14, 1995, the Fund commenced conducting business under the name "Investment Grade Municipal Income Fund." The Board of Directors approved the change of the Fund's name at a meeting held on June 2, 1995, subject to shareholder approval of the change. Prior to November 6, 1992, the Fund had no activities other than organizational matters and the sale of 6,667 shares of common stock to Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins"), a wholly owned subsidiary of PaineWebber Incorporated. Organizational costs have been deferred and are being amortized on the straight line method over a period not to exceed 60 months from the date the Fund commenced operations.

Valuation of Investments--Where market quotations are readily available, portfolio securities are valued thereon, provided such quotations adequately reflect, in the judgment of Mitchell Hutchins, investment adviser and administrator of the Fund, the fair value of the securities. When market quotations are not readily available, securities are valued based upon appraisals received from a pricing service which utilizes a computerized matrix pricing system, or based upon appraisals derived from information concerning those securities or similar securities received from recognized dealers in those securities. All other securities are valued at fair value as determined in good faith by or under the direction of the Fund's board of directors. The amortized cost method of valuation, which approximates market value, is used to value certain debt obligations with 60 days or less remaining to maturity, unless the Fund's board of directors determines that this does not represent fair value.

The Fund follows an investment policy of investing primarily in municipal obligations of various states. Economic changes affecting those states and certain of their public bodies and municipalities may affect the ability of the issuers within those states to pay interest on, or repay principal of, municipal obligations held by the Fund.

Investment Transactions and Investment Income--Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are calculated using the identified cost method. Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of securities.

Federal Tax Status--The Fund intends to distribute substantially all of its tax-exempt income and any taxable income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for income taxes is required. In addition, by distributing during each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, the Fund intends not to be subject to a federal excise tax.

In accordance with Treasury Regulations, the Fund has elected to defer $447,179 of realized capital losses arising after October 31, 1994. Such losses have been treated for tax purposes as arising on

Investment Grade Municipal Income Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

October 1, 1995. At September 30, 1995, the Fund had a net capital loss carryforward of $3,191. The loss carryforward is available as a reduction, to the extent provided in the regulations, of future realized capital gains, and will expire by September 30, 2003. To the extent these losses are used to offset future capital gains, it is probable that the gains so offset will not be distributed.

Dividends and Distributions--The Fund intends to pay monthly cash dividends to common stockholders at a level rate that over time will result in the distribution of all of the Fund's net investment income remaining after the payment of dividends on any outstanding preferred stock. Dividends and distributions to common stockholders are recorded on the ex-dividend date. Dividends to preferred stockholders are accrued daily. Dividends from net investment income and distributions from realized capital gains from investment transactions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

INVESTMENT ADVISER AND ADMINISTRATOR

The Fund's board of directors has approved an investment advisory and administration contract ("Advisory Contract") with Mitchell Hutchins, under which Mitchell Hutchins serves as investment adviser and administrator of the Fund. In accordance with the Advisory Contract, Mitchell Hutchins receives compensation from the Fund, computed weekly and paid monthly, at the annual rate of 0.90% of the Fund's average weekly net assets. For the year ended September 30, 1995, Mitchell Hutchins voluntarily waived $202,433 in investment advisory and administration fees from the Fund.

INVESTMENTS IN SECURITIES

For federal income tax purposes, the cost of securities owned at September 30, 1995, was substantially the same as the cost of securities for financial statement purposes.

At September 30, 1995, the components of the net unrealized appreciation of investments were as follows:


Gross appreciation (from investments having an excess of value
  over cost)...................................................   $9,559,411
Gross depreciation (from investments having an excess of cost
  over value)..................................................     (124,404)
                                                                  ----------
Net unrealized appreciation of investments.....................   $9,435,007
                                                                  ----------
                                                                  ----------

For the year ended September 30, 1995, aggregate purchases and sales of portfolio securities, excluding short-term securities were $16,307,352 and $19,218,077, respectively.

Investment Grade Municipal Income Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CAPITAL STOCK

Common Stock

There are 199,998,400 shares of $0.001 par value common stock authorized. Of the 10,356,667 common shares outstanding, 6,667 shares are owned by Mitchell Hutchins.

Auction Preferred Shares

The Fund has issued 800 shares of Auction Preferred Shares Series A and 800 shares of Auction Preferred Shares Series B, which are referred to herein collectively as the "APS." All shares of each series of APS will have a liquidation preference of $50,000 per share plus an amount equal to accumulated but unpaid dividends upon liquidation.

Dividends, which are cumulative, are generally reset every 28 days for APS Series A and 90 days for APS Series B. Dividend rates ranged from 3.14% to 5.00% for the year ended September 30, 1995.

The Fund is subject to certain restrictions relating to the APS. Failure to comply with these restrictions could preclude the Fund from declaring any distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of APS at liquidation value.

The APS are entitled to one vote per share and will vote with holders of common stock as a single class, except that the preferred shares will vote separately as a class on certain matters, as required by law. The holders of the preferred shares have the right to elect two directors of the fund.

Investment Grade Municipal Income Fund
--------------------------------------------------------------------------------

Quarterly Results of Operations--(unaudited)
--------------------------------------------------------------------------------

                                                                  NET REALIZED AND      NET INCREASE
                                                                  UNREALIZED GAINS       (DECREASE)
                                                                    (LOSSES) FROM       IN NET ASSETS
                                                                     INVESTMENT        RESULTING FROM
                                                NET INVESTMENT
                                                    INCOME           ACTIVITIES          OPERATIONS
                                               ----------------   -----------------   -----------------
                                                          PER                 PER                 PER
                                                TOTAL    COMMON    TOTAL     COMMON    TOTAL     COMMON
   QUARTER ENDED                               (000'S)   SHARE    (000'S)    SHARE    (000'S)    SHARE
---------------------------------------------  -------   ------   --------   ------   --------   ------
September 30, 1995...........................  $ 3,127   $0.30    $  1,985   $0.19    $  5,112   $0.49
June 30, 1995................................    3,043    0.30       1,555    0.15       4,598    0.45
March 31, 1995...............................    3,018    0.29      14,115    1.36      17,133    1.65
December 31, 1994............................    3,024    0.29      (6,909)  (0.67)     (3,885)  (0.38)
                                               -------   ------   --------   ------   --------   ------
   Totals....................................  $12,212   $1.18    $ 10,746   $1.03    $ 22,958   $2.21
                                               =======   ======   ========   ======   ========   ======

September 30, 1994...........................  $ 3,005   $0.29    $ (2,960)  $(0.28)  $     45   $0.01
June 30, 1994................................    3,041    0.30      (1,783)   (0.18)     1,258    0.12
March 31, 1994...............................    3,038    0.29     (18,096)   (1.74)   (15,058)  (1.45)
December 31, 1993............................    3,018    0.29        (783)   (0.08)     2,235    0.21
                                               -------   ------   --------   ------   --------   ------
   Totals....................................  $12,102   $1.17    $(23,622)  $(2.28)  $(11,520)  $(1.11)
                                               =======   ======   ========   ======   ========   ======


Investment Grade Municipal Income Fund
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

Selected data for a share of common stock outstanding throughout each period is presented below:

                                                            For the Years Ended       For the Period
                                                               September 30,           November 6,
                                                           ---------------------      1992+ through
                                                             1995        1994       September 30, 1993
                                                           --------    ---------    ------------------
Net asset value, beginning of period....................   $  14.72    $   17.04         $  15.00
                                                           --------    ---------          -------
Net investment income...................................       1.18         1.17             0.94
Net realized and unrealized gains (losses) from
 investment transactions................................       1.03        (2.28)            2.13
                                                           --------    ---------          -------
Net increase (decrease) from investment operations......       2.21        (1.11)            3.07
                                                           --------    ---------          -------
Dividends from net investment income to:
 Common shareholders....................................      (0.90)       (0.98)           (0.73)
 Common share equivalent of dividends paid to preferred
 shareholders...........................................      (0.30)       (0.21)           (0.14)
Distributions from net realized gains from investment
 transactions...........................................      --           (0.02)        --
                                                           --------    ---------          -------
Total dividends and distributions to shareholders.......      (1.20)       (1.21)           (0.87)
                                                           --------    ---------          -------
Underwriting and offering costs incurred with the
 preferred stock offering charged to common stock.......      --          --                (0.16)
                                                           --------    ---------          -------
Net asset value, end of period..........................   $  15.73    $   14.72         $  17.04
                                                           ========    =========          =======
Per share market value, end of period...................   $  13.00    $   12.38         $  15.63
                                                           ========    =========          =======
Total investment return(1)..............................      12.63%      (15.21)%           9.10%
                                                           ========    =========          =======
Ratios to average net assets attributable to common
 shares:
 Total expenses net of waivers from adviser.............       1.69%        1.70%            1.55%*
 Total expenses before waivers from adviser.............       1.82%        1.70%            1.55%*
 Net investment income before preferred stock
  dividends.............................................       7.87%        7.32%            6.55%*
 Preferred stock dividends..............................       2.02%        1.33%            0.95%*
 Net investment income available to common
  shareholders..........................................       5.85%        5.99%            5.60%*
Supplemental data:
 Net assets, end of period (000's)......................   $242,906    $ 232,406         $256,466
 Portfolio turnover rate................................          7%           0%               6%
 Asset coverage per share of preferred stock, end of
  period................................................   $151,816    $ 145,254         $160,291

------------
 + Commencement of operations

 * Annualized

(1) Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each period reported and assuming reinvestment of dividends and other distributions to common shareholders at prices obtained under the Fund's Dividend Reinvestment Plan. Total investment returns for periods of less than one year have not been annualized. Total investment return does not reflect brokerage commissions.

Investment Grade Municipal Income Fund
--------------------------------------------------------------------------------

Report of Independent Accountants
--------------------------------------------------------------------------------

To the Stockholders and Board of Directors of

Investment Grade Municipal Income Fund (formerly PaineWebber Premier Tax-Free Income Fund Inc.)

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of Investment Grade Municipal Income Fund (the "Fund") at September 30, 1995, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and for the period November 6, 1992 (commencement of operations) through September 30, 1993, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1995 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.



PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York 10036

November 15, 1995

Investment Grade Municipal Income Fund
--------------------------------------------------------------------------------

Tax Information
--------------------------------------------------------------------------------

We are required by subchapter M of the Internal Revenue Code of 1986, as amended, to advise you within 60 days of the Fund's fiscal year end (September 30, 1995), as to the federal tax status of distributions received by stockholders during such fiscal year. Accordingly, we are advising you that all dividends paid during the fiscal year were federal tax-exempt interest dividends.

The Fund did not invest in any securities which paid interest subject to the federal alternative minimum tax for individual taxpayers during its fiscal year. Therefore, none of the dividends paid by the Fund were subject to such tax.

Because the Fund's fiscal year is not the calendar year, another notification will be sent in respect of calendar year 1995. The second notification, which reflects the amount to be used by calendar year taxpayers on their federal income tax returns, will be made in conjunction with Form 1099 DIV and will be mailed in January 1996. Stockholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

Investment Grade Municipal Income Fund
--------------------------------------------------------------------------------

General Information
--------------------------------------------------------------------------------

THE FUND

Investment Grade Municipal Income Fund ("Fund") is a diversified closed-end management investment company whose shares trade on the New York Stock Exchange, Inc. ("NYSE"). The Fund's investment objective is to achieve a high level of current income that is exempt from federal income tax, consistent with the preservation of capital. The Fund's investment adviser and administrator is Mitchell Hutchins Asset Management Inc., a wholly owned subsidiary of PaineWebber Incorporated, which has over $44 billion in assets under management as of October 31, 1995.

SHAREHOLDER INFORMATION

The Fund's NYSE trading symbol is "PPM." Weekly comparative net asset value and market price information about the Fund is published each Monday in The Wall Street Journal and The New York Times and each week in Barron's, as well as numerous other newspapers.

DISTRIBUTION POLICY

The Fund's Board of Directors has established a Dividend Reinvestment Plan (the "Plan") under which all common stockholders whose shares are registered in their own names, or in the name of PaineWebber or its nominee, will have all dividends and other distributions on their shares of common stock automatically reinvested in additional shares of common stock, unless such common stockholders elect to receive cash. Common stockholders who elect to hold their shares in the name of another broker or nominee should contact such broker or nominee to determine whether, or how, they may participate in the Plan. Additional shares of common stock acquired under the Plan will be purchased in the open market, on the NYSE, at prices that may be higher or lower than the net asset value per share of the common stock at the time of the purchase. The Fund will not issue any new shares of common stock in connection with the Plan.

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
                          ---------------------------------------

                          DIRECTORS
                          E. Garrett Bewkes, Jr., Chairman
                          Richard Q. Armstrong
                          Richard R. Burt
                          Meyer Feldberg
                          John R. Torell III
                          William D. White

                          ---------------------------------------

                          PRINCIPAL OFFICERS

                          Margo N. Alexander
                          President

                          Victoria E. Schonfeld
                          Vice President

                          Gregory W. Serbe
                          Vice President

                          Dianne E. O'Donnell
                          Vice President and Secretary

                          Julian F. Sluyters
                          Vice President and Treasurer

                          ---------------------------------------

                          INVESTMENT ADVISER
                          AND ADMINISTRATOR
                          Mitchell Hutchins Asset Management Inc.
                          1285 Avenue of the Americas
                          New York, New York 10019

                          ---------------------------------------

                          Notice is hereby given in accordance
                          with Section 23(c) of the Investment
                          Company Act of 1940 that from time to
                          time the Fund may purchase at market
                          prices shares of its common stock in
                          the open market.

                          This report is not to be used in
                          connection with the offering of shares
                          of the Fund unless accompanied or
                          preceded by an effective prospectus.

                          (C) 1995 PaineWebber Incorporated

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